                                  Consolidated

                            Master Note for Business
                              and Commercial Loans

$500,000                                                    Orlando, Florida
                                                            September 24, 1999

         FOR VALUE RECEIVED, the undersigned (hereinafter called, whether one or more, the "Borrower"), jointly and severally (if more than one) promises to pay to the order of AmSouth Bank of Florida (the "Bank"), its successors and assigns (hereinafter sometimes, together with any other holder of this note, called "Holder"), at any office of Holder or at such other place as Holder may from time to time designate the sum of Five Hundred Thousand & 00/100, Dollars ($500,000.00), or so much thereof as the Bank, in its sole discretion, may elect to advance to the Borrower hereunder (the "Loan"), plus interest from the date hereof until maturity (whether by acceleration or otherwise) on the outstanding unpaid principal balance of the Loan, at the rate of [check (1), (2) or (3)];
         [ ] (1)                     % per annum.
         [ ] (2) % per annum in excess of the prime rate of AmSouth Bank in effect from time to time as designated by AmSouth Bank (the "Prime Rate"), with changes in the interest rate on this note caused by changes in the Prime Rate to take effect on the date the Primate Rate changes without notice to the Borrower or any other action by Holder:
         [ ] (3)



         Interest will be computed on the basis of the actual number of days elapsed over (check one) (x) an assumed 360-day year, [ ] a 365 (or 366, if leap year) day year.

         If none of the foregoing provisions for a rate of interest is checked, the rate of interest payable on the Loan until maturity (whether by acceleration or otherwise) shall be the Prime Rate of the Bank in effect from time to time, or such lesser rate as shall be the maximum permitted by law, computed on the basis of the actual number of days elapsed over an assumed 360-day year.

         Notwithstanding anything to the contrary contained in this note, the amount paid or agreed to be paid as interest on the principal amount of the Loan shall never exceed the highest lawful rate allowed under applicable law. If at any time, interest is due to be paid in an amount that exceeds such highest lawful rate, then the obligation to pay interest hereunder shall be reduced to such highest lawful rate. If at any time, interest is paid in an amount that is greater than such highest lawful rate, then the amount that exceeds such highest lawful rate shall be deemed to have a been a prepayment of principal of the Loan and applied to principal in the manner hereinafter provided, or if such excessive amount of interest exceeds the unpaid principal balance, such excess shall be refunded to the Borrower.

         The Borrower hereby agrees to repay principal and interest as follows:

         The Borrower will pay the principal amount of the Loan (check one and complete if applicable):
         [  ] on demand, [ ]            Days after date, or
         [x]



         and will pay the principal amount of the Loan (check one and complete if applicable):
                  [   ] at maturity, [ ] in monthly installments
                  [   ] in quarterly installments, or
                  [   ]



         If interest, or principal and interest, are payable in installments, the first installment will be due and payable on October 9, 1997, and the remaining installments will be due and payable on the same day of every (check one and complete if applicable) [x] month [ ] quarter (
                          ,                             , and ) thereafter
until both the principal of and interest on the Loan have been paid in full (except as different payment terms are stated above).

         If none of the foregoing provisions for the repayment of principal and/or interest is checked, the principal, if not checked, and interest, if not checked, due hereunder shall be payable on demand of Holder.

         |_| Unless the block is checked, the Borrower agrees to pay to Holder, on demand, a late charge computed as follows to cover the extra expense involved in handling late payments:

         If interest or principal are payable in installments, the late charge will be equal to 5% of any payment that is not paid within 15 days after it is due.

         If principal and interest are payable at maturity, the late charge will be equal to 5% of the interest portion of the payment that is not paid within 15 days after it is due.

         Notwithstanding the foregoing, the late charge shall never exceed a sum which, when added to the amount paid or agreed to be paid as interest on the principal amount of the Loan, shall cause the yield received by the Holder to exceed the highest lawful rate for interest allowed under applicable law. This late charge provision shall not be deemed to excuse a late payment or be deemed a waiver of any other right Holder may have, including, without limitation, the right to declare the entire unpaid principal and interest immediately due and payable.

         Each payment on the indebtedness evidenced hereby will first reduce charges owed by the Borrower that are neither principal nor interest. The remainder of each such payment will be applied first to accrued but unpaid interest and then to unpaid principal. Any partial prepayments of principal will be applied to installments due in the inverse order of their maturity and no such partial prepayment of principal will have the effect of postponing, satisfying, reducing, or otherwise affecting any schedule installment before the principal of and interest on the Loan is, and all other charges due hereunder are, paid in full.

         This note is a master note, and it is contemplated that the proceeds of the Loan evidenced hereby will be advanced from time to time to the Borrower by Holder in installments, as requested by the Borrower and agreed to by Holder. It is further contemplated that any amounts advanced under this note may be prepaid from time to time by the Borrower and subsequently re-advanced by Holder, up to a maximum principal amount at any one time outstanding not exceeding the face amount of this note. By reason of prepayments hereon there may be times when no indebtedness is owing hereunder, and notwithstanding any such occurrence, this note shall remain valid and shall be in full force and effect as to each subsequent principal advance made hereunder. Each principal advance and each payment made pursuant to this note shall be reflected by notations made by Holder on the grid attached hereto, and Holder is hereby authorized to record on such grid all such principal advances and payments. The aggregate unpaid amounts reflected by the notations made by Holder on the attached grid shall be deemed rebuttably presumptive evidence of the principal amount remaining outstanding and unpaid on this note. No failure of Holder so to record any advance or payment shall limit or otherwise affect the obligation of the Borrower hereunder with respect to any advance, and no payment of principal by the Borrower shall be affected by the failure of Holder so to record the same.

         Nothing herein contained shall obligate or require Holder to make any advances hereunder, and all advances shall be made at the option of Holder. This note shall be valid and enforceable as to the aggregate amount advanced at any time hereunder, whether or not the full face amount hereof is advanced.

         If the Loan is payable on demand, the paragraph is inoperative and is not applicable; otherwise, this paragraph is operative and applies to the Loan in accordance with its terms, in the event of default in the payment of any one or more installments of principal or interest which may become due hereunder, when and as the same fall due, or the failure of any maker, endorser, surety or guarantor hereof (hereinafter called the "Obligors") to pay when due or perform any of the Obligations (meaning thereby this note and any and all renewals and extensions thereof and all other liabilities and indebtedness of the Borrower to Holder, now existing or hereafter incurred or arising, direct or indirect, and however incurred) or any part thereof or the failure of any Obligor to pay when due any other liability to Holder, in the event a default occurs under the terms of any loan agreement or other instrument (other than this note) or other document evidencing, securing, or executed in connection with all or any part of the Obligations, or in the event Holder shall in good faith deem itself insecure for any reason, or on the happening of any one or more of said events. Holder shall have the right at its election and without notice to any Obligor to declare the Obligations immediately due and payable with interest to date. No delay in making such election shall be construed to waive the right to make such election. Holder may note the fact of acceleration hereon without stating the ground therefor, and whether or not noted hereon such election to accelerate shall be effective.

         In the event of death of, insolvency of, general assignment by, judgment against, filing of petition of bankruptcy by or against filing a petition for the reorganization of, filing of application in any court for receiver for, or issuance of a writ of garnishment or attachment in a suit or action against any Obligor or against any of the assets of any Obligor, or on the happening of any one or more of said events, the Obligations shall, without notice to or demand upon any Obligor, immediately become due and payable with interest to date unless Holder shall on notice of such event elect to waive such acceleration by written notation hereon.

         Each of the Obligors hereby severally (a) waives as to this debt or any renewal or extension thereof of all rights of exemption under the Constitution of laws of Florida or any other state as to personal property; (b) waives demand (unless this note is payable on demand), presentment, protest, notice of protest, notice of dishonor, suit against any part and all other requirements necessary to hold him; (c) agrees that time of payment may be extended one or more times for any period of time (whether such period is shorter or longer than the initial term of this note) or renewal notes taken or other indulgence granted without notice of or consent to such action and without release of liability as to any Obligor; (d) as to all or any part of the Obligations, consents to Holder's releasing, agreeing not to sue, suspending the right to enforce this instrument against or otherwise discharging or compromising any Obligation of any Obligor or other person against whom any Obligor has to the knowledge of Holder a right of recourse, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor; (e) consents to Holder's releasing, exchanging or otherwise dealing in any manner with all or any portion of any collateral, lien, or right of set-off which may now or hereafter secure this note, all without notice to or further reservations of rights against any Obligor, and all without in any way affecting or releasing the liability of any Obligor, even though such release, exchange or other dealing may in any manner and to any extent impair any such collateral, lien or right of set-off; (f) agrees to pay all costs of collecting or securing or attempting to collect or secure this note or defending any unsuccessful claim asserted against the Holder in connection with this note, including reasonable attorneys' fees and (g) warrants that this Loan is for business, commercial or agricultural purposes.

         In addition to all liens upon, and rights of set-off against, any monies, securities, or other property of any of the Obligors given to Holder by law, Holder shall have a lien upon and a right of set-off against all monies, securities and other property of any of the Obligors now or hereafter in the possession of, or on deposit with Holder, whether held in a general or special account or deposit for safekeeping, in trust or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to any Obligor, and the Bank shall have no liability with respect to any of Obligor's checks or other name which may be returned or other funds transfers which may not be made due to insufficient funds thereafter.

         The Borrower understands that the Bank may from time to time enter into a participation agreement or agreements with one or more participants pursuant to which such participant or participants shall be given participation in the Loan and that such participants may from time to time similarly grant to other participants sub-participation in the Loan. The Borrower agrees that any participant may exercise any and all rights of banker's lien or set-off, whether arising by operation of law or given to Holder by the provisions of this note, with respect to the Borrower as fully as if such participant had made the Loan directly to the Borrower. For the purposes of the Paragraph only, the Borrower shall be deemed to be directly obligated to each participant or subparticipant in the amount of its participating interest in the principal of, and interest on, the Loan.

         Neither any failure nor any delay on the part of Holder in exercising any right, power or privilege under this note shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or waiver of any provisions of this note shall be effective unless in writing and signed by a duly authorized officer of Holder, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Obligor in any case shall entitle any Obligor to any other or further notice or demand in the same, similar or other circumstances.

         Any provision of this role which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         The provisions of this note shall be bind upon the heirs, successors and assigns of each Obligor, except that no Obligor may assign or transfer his, her or its obligation hereunder without the written consent of Holder, and shall inure to the benefit of Holder, its successors and assigns.

         All rights, powers and remedies of Holder under this note and now or hereafter existing at law, in equity or otherwise shall be cumulative and may be exercised successively or concurrently.

         This Master Note contains the entire understanding and agreement between the Borrower and the Holder with respect to the Loan and supersedes any and all prior agreements between them with respect to the Loan. This Master Note may not be modified, amended, or supplemented in any manner except by a written agreement executed by both the Borrower and the Holder.

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         This note shall be  construed  in  accordance  with and governed by the laws of the State of Florida.

         This agreements is executed under seal by the Borrower of each of them.

CAUTION-IT IS IMPORTANT THAT YOU THOROUGHLY READ THIS CONTRACT BEFORE  YOU
        SIGN IT
                                                      Boat  Tree, Inc.

 Due Date:                                            BY:  (SEAL)
                                                           (Signature)

Due Date:                                            BY:   (SEAL)
                                                           (Signature)

AMSOUTH
Continuing Guaranty Agreement                            Date:        , 19   .

         WHEREAS, the undersigned (hereinafter referred to as the "Guarantors," whether one or more) have agreed to guarantee, jointly and severally, the payment of all credit heretofore or hereafter extended and all advances heretofore or hereafter made by AmSouth Bank of Florida (hereinafter referred to as the "Bank") to (hereinafter referred to as (the "Borrower"), and of all other liability (as hereinafter defined) of the Borrower to the Bank.

         NOW, THEREFORE, in consideration of the premises, the sum of ten dollars to each of the Guarantors in hand paid by the Bank, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Guarantors, and in order to induce the Bank to extend to the Borrower from time to time such extensions of credit, advances and forbearances as the Bank in its sole discretion may deem prudent and wise, the Guarantors, jointly and severally, unconditionally and absolutely hereby guarantee the due and punctual payment to the Bank when and as the same shall become due and payable (whether by acceleration or otherwise) of the following (collectively, the "Liabilities"), all indebtedness, obligations and liabilities of the Borrower to the Bank of every kind, character and description whatsoever, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred, contracted or arising, joint or several, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced or whether they are evidenced by any agreement or instrument, and whether incurred as maker, drawer, endorser, surety, guarantor or otherwise, including without limitation obligations of the Borrower purchased by the Bank, Recovered Payments, as hereinafter defined, and obligations incurred in connection with the issuance of a letter of credit, and any and all extensions and renewals of all or any part of the same.

         The Guarantors further jointly and severally agree that, in the event the Bank grants to the Borrower one or more extensions or renewals of any of the Liabilities, or any part thereof, or permits or requires any other modification in any of the terms of the Liabilities, or any part thereof, in any manner which may be acceptable to the Bank, with or without notice to the Guarantors, this guaranty shall, and is hereby made to extend to and cover such extended, renewed or modified Liabilities, on whatever terms and conditions the same may be extended, renewed or modified, and without regard to the number of times or the manner in which the same may have been or shall be extended, renewed or modified.

         The Guarantors further jointly and severally agree (a) to pay any and all of the Liabilities upon demand at any time after maturity thereof (whether or acceleration or otherwise); (b) to be bound by all of the terms and provisions appearing on the face of any instrument or agreement evidencing, securing, guaranteeing, or executed in connection with any of the Liabilities and of any renewal instrument or agreement (the "Loan Documents") (including any terms waiving notice and agreeing to pay costs and expenses of collection in the event of default) just as though the Guarantors had signed such instrument or agreement;
(c) that the Bank will not be required first to resort to the Borrower or any other maker, endorser, surely, guarantor or other Guarantor (each such Borrower, maker, endorser, surety, guarantor, or other Guarantor being hereinafter individually called an "Obligor") or to the security pledged or granted to it by any instrument or agreement, or otherwise assigned or conveyed to it, but in cases of default in the payment of any of the Liabilities the Bank may forthwith look to the Guarantors jointly and severally for payment under the provisions hereof; and (d) that the Bank's enforcement of the Guarantors' obligations hereunder shall not be stayed or otherwise delayed by any claim (including without limitation, a counterclaim) that any Obligor may have against the Bank.

         The Guarantors hereby further jointly and severally agree that the obligations of the Guarantors hereunder are absolute, unconditional, present and continuing guaranties of payment and not collectibility and shall not be subject to any counterclaim, recoupment, set-off, reduction or defense based upon any claim that the Guarantors or any of them, may have against the Borrower or the Bank and shall not be discharged, impaired, modified or otherwise affected by
(a) the unenforceability, non-existence, invalidity or non-perfection of (i) any of the Liabilities, (ii) any Loan Documents, (iii) any renewal instrument or agreement or (iv) any lien, pledge, assignment, security interest or conveyance given as security therefor; (b) any understanding or agreement that any other person, firm or corporation was or is to execute this agreement or any other document evidencing, guaranteeing or securing the Liabilities, or any part thereof; (c) Bank's resort or failure or refusal to resort to any other security or remedy for the collection of the Liabilities, or any part thereof; (d) the sale, exchange, release, surrender, or impairment of any collateral or other security for the Liabilities, or any part thereof; (e) the death, insolvency or bankruptcy of any Obligor or the failure of the Bank to file a claim against such decreased or bankrupt Obligor's estate for such Obligor's liability or obligation to the Bank; (f) any modification, amendment, supplement, or change in the status or terms of any of the Liabilities or any collateral or other security for the Liabilities, or any part thereof; (g) any default by the Borrower in payment of any of the Liabilities; (h) any compromise, settlement, release, discharge, termination, waiver, or extension of time for payment, performance, or observance of, any obligation of any Obligor with respect to any of the Liabilities; (i) the application of any payments, proceeds or collateral or other sums to any of the Liabilities in such order as the Bank may elect; (j) any exercise or non-exercise of any right, remedy, power, or privilege of the Bank with respect to any of the Liabilities or any collateral or other security thereof; (k) any failure, omission, delay, or lack of diligence on the part of Bank to enforce, assert, or exercise any such right, power, privilege, or remedy; (l) any claim (including, but not limited to a counterclaim) that any Obligor may have against the Bank; or (m) any other event circumstance or condition, whether or not the Guarantors, or any of them, shall have notice or knowledge thereof.

         The Guarantors further jointly and severally agree that it shall not be necessary for the Bank to give any Guarantor notice of or to obtain consent or approval of any Guarantor in connection with, (a) the making of any advances or any extensions of credit or the terms thereof, or of any renewal or extension of or other modification with respect to the Liabilities, or any part thereof; (b) any of the matters described in clauses (a) through (m) of the preceding paragraph; or (c) the Bank's acceptance of and reliance on this agreement and each Guarantor shall remain fully liable notwithstanding any such lack of notice, consent or approval. The terms hereof shall inure to the benefit of the successors and assigns the Bank and shall be binding, jointly and severally, upon the Guarantors, their heirs, executors, administrators, successors and assigns.

         Neither any failure nor any delay on the part of the Bank in exercising any right, power or privilege under this agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. No modification, amendment or waiver of any provision of this agreement shall be effective unless in writing and signed by a duly authorized officer of the Bank, and then the same shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Guarantors in any case shall entitle the Guarantors to any other or further notice or demand in the same, similar or other circumstances.

         The Guarantors jointly and severally hereby agree to indemnify and hold the Bank harmless against any loss or expense, including reasonable attorneys' fees and disbursements, that may result from any failure of any Obligor to pay any of the Liabilities when and as due and payable or that may be incurred by or on behalf of the Bank in enforcing payment of any of the Liabilities against any of the Guarantors or any of the Obligors.

         In addition to all liens upon, and rights of set-off against, any moneys, securities, or other property of the Guarantors given to the Bank by law, the Bank shall have a lien upon and a right of set-off against all deposits, moneys, securities, and other property of any of the Guarantors now or hereafter in the possession of, or on deposit with the Bank, whether held in a general or special account of deposit, for safekeeping, or otherwise, and every such lien and right of set-off may be exercised without demand upon or notice to the Guarantors.

         Each of the Guarantors who now is or hereafter becomes an "insider" as defined in 11 U.S.C. ss.101 (or any amendment or successor thereto or replacement thereof), of the Borrower hereby waives and relinquishes all rights (including without limitation rights of subrogation) that such Guarantor now has or hereafter may have to recover from or be reimbursed by the Borrower or the Borrower's property, or from any person, firm, or corporation that may now or hereafter have such a right to recover from or be reimbursed by the Borrower or the Borrower's property, any amounts paid by such Guarantor to satisfy, in whole or in part, the Liabilities. The provisions of this paragraph are made for the express benefit of the Borrower as well as the Bank and may be enforced independently by the Borrower.

         The Guarantors further jointly and severally agree that this agreement shall remain in full force and effect, until revoked or terminated by a written instrument, signed by the Guarantors and delivered to the Bank and acknowledged in writing by the Bank, and even after any such revocation or termination, shall be and remain effective as to any Liabilities then outstanding; and that this agreement shall not be construed as being terminated by payment in full of the Liabilities to the Bank, if thereafter, in the absence of written revocation or termination by the Guarantors acknowledged by the Bank, the Borrower obtains or incurs additional or new Liabilities. Notwithstanding the foregoing sentence, this Continuing Guaranty Agreement and the Grantors' obligations hereunder shall continue to be effective or be automatically reinstated, as the case may be, any time payment of all or any part of the Liabilities is recovered (a "Recovered Payment") from the Bank as a result of a preference or other claim made under any bankruptcy, insolvency, dissolution, liquidation, reorganization, receivorship, or similar law or otherwise. The collaeral, if any, security this Continuing Guaranty Agreement may be held by the Bank until it is satisfied that all time periods during which the payment of all or any part of the Liabilities may be recovered from the Bank as a result of a preference or other claim under any bankruptcy, insolvency, dissolution, liquidation, reorganization, receivership, or similar law or otherwise have elapsed.

         Any act or circumstance that shall toll any statute of limitations applicable to the Liabilities, or any of them, shall also toll the statute of limitations applicable to the Guarantors' liability for the Liabilities under this Continuing Guaranty Agreement.

         The term "Guarantors" as used herein refers to the undersigned, whether one or more natural persons, corporations, associations, partnerships, or other entities.

         This agreement shall be governed by, and construed in accordance with, Florida law.

         This agreement and the other Loan Documents contain the entire understanding and agreement between the guarantors and the Bank with respect to the obligations of the Guarantors hereunder and Supersede any prior agreements, understandings, promises, and statements with respect to such obligations.

         Witness the signatures and seals of the undersigned on the day and year first written above.

NOTICE TO COSIGNER
         You are being asked to guarantee all debt of the borrower to this bank, including all future debts of the borrower entered into which this bank prior to the time you revoke or terminate this agreement in writing as set forth in this agreement. Think carefully before you do, if the borrower doesn't pay the debt, you will have to. Be sure you can afford to pay if you have to, and that you want to accept this responsibility.
         You may have to pay up to the full amount of the debt if the borrower does not pay. You may also have to pay late fees or collections costs, which increase this amount.
         The bank can collect this debt from you without first trying to collect from the borrower. The bank can use the same collection methods against you that can be used against the borrower, such as suing you, garnishing your wages, etc. If this debt is ever in default, that fact may become a part of your credit record.
         This notice is not the contract that makes you liable for the debt.

                           CAUTION- IT IS IMPORTANT THAT YOU THOROUGHLY
                           READ THIS CONTRACT BEFORE YOU SIGN IT.

Witness:


(L.S.)


(L.S.)



(L.S.)